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                                                                   EXHIBIT 17(a)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ...............................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING FOR THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]


                                                                                  FOR     AGAINST      ABSTAIN
1.   Proposal to approve a Plan of Reorganization and Termination                 |_|       |_|          |_|
     providing for the combination of AIM Emerging Markets Fund with AIM
     Developing Markets Fund.

2.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.




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


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ...............................................................................
PROXY                                                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                              AIM INVESTMENT FUNDS


                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF
                            AIM EMERGING MARKETS FUND
                                FEBRUARY 10, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM Emerging Markets Fund, a portfolio of AIM Investment Funds, to be held on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of AIM Emerging Markets Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

                                         NOTE: PLEASE SIGN EXACTLY AS
                                         YOUR NAME APPEARS ON THIS
                                         PROXY CARD. All joint owners
                                         should sign. When signing as
                                         executor, administrator,
                                         attorney, trustee or guardian
                                         or as custodian for a minor,
                                         please give full title as
                                         such, if a corporation,
                                         please sign in full corporate
                                         name and indicate the
                                         signer's office. If a
                                         partner, sign in the
                                         partnership name.


                                         -------------------------------------
                                         Signature


                                         -------------------------------------
                                         Signature (if held jointly)

                                         Dated
                                               -------------------------------



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